THE ADVISORS’ INNER CIRCLE FUND II

LM Capital Opportunistic Bond Fund

Supplement dated March 12, 2018

to the

Statement of Additional Information (the “SAI”)

dated November 28, 2017

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

The information under the heading “Portfolio Holdings” beginning on page S-61 of the SAI is hereby deleted and replaced with the following:

The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund’s portfolio securities is in the best interests of the Fund’s shareholders, and include procedures to address conflicts between the interests of the Fund’s shareholders, on the one hand, and those of the Adviser, principal underwriter or any affiliated person of the Fund, the Adviser, or the Fund’s principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser’s Chief Compliance Officer (the “Authorized Person”) to authorize the release of the Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports at least quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each October 31, January 31, April 30 and July 31). The Fund discloses a complete schedule of investments following the second and fourth quarters in Semi-Annual and Annual Reports to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

The Fund’s policies and procedures provide that the Authorized Person may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times than the information posted to the internet, provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, the Adviser and its affiliates or recipients of the Fund’s portfolio holdings information. The Fund will review a third party’s request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information. Legitimate business objectives may include but are not necessarily limited to: disclosure for required due diligence purposes; disclosure to a newly hired investment adviser or sub-adviser; or disclosure to a rating agency for use in developing a rating. The Fund may provide ratings and rankings organizations with portfolio holdings information at the same time it is filed with the SEC or one day after it is made available on the internet web site.

In addition, the Fund’s service providers, such as the Custodian, Administrator and Transfer Agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Fund. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers’ contract with the Trust, these arrangements impose obligations on the Fund’s service providers that would prohibit them from disclosing or trading on the Fund’s non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

LMC-SK-001-0100